PIMCO Enhanced Short Maturity Active
ESG Exchange-Traded Fund
Summary Prospectus
November 1, 2021
Ticker	EMNT	NYSE Arca
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.
You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders (once available) and other information about the Fund online at pimcoetfs.com/resources. You can also get this information at no cost by calling 888.400.4ETF (888.400.4383) or by sending an email request to piprocess@dstsystems.com. The Fund’s prospectus and Statement of Additional Information, both dated November 1, 2021, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, while incorporating PIMCO's ESG investment strategy.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.36%
Total Annual Fund Operating Expenses	0.36%
Fee Waiver and/or Expense Reimbursement(1)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.24%
1
PIMCO has contractually agreed, through October 31, 2022, to reduce its management fee by 0.12% of the average daily net assets of the Fund. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO ETF Trust at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above (the “Fee Waiver Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to
PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets) (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$25	$104	$190	$444
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on PIMCO’s market forecasts and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.
The Fund may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance (“ESG practices”) are not to PIMCO’s satisfaction. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their ESG practices. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify

PIMCO ETF Trust | Summary Prospectus

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

opportunities for a company to improve its ESG practices, and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the company’s own initiatives. It may also exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.
In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.
The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies. The Fund seeks to eliminate foreign (non-U.S.) currency exposure (from non-U.S. dollar-denominated securities or currencies) through hedging techniques, although the Fund may have limited amounts of foreign (non-U.S.) currency exposure due to the difficulty in perfectly hedging such exposures.
The Fund may invest in mortgage or asset-backed securities, including to-be-announced transactions. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
New Fund Risk: the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value, particularly during times of market stress
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

2  Summary Prospectus | PIMCO ETF Trust

Summary Prospectus

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Responsible Investing Risk: the risk that, because the Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor
LIBOR Transition Risk: the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/investments/etf.
  Calendar Year Total Returns
Best Quarter	June 30, 2020	1.93%
Worst Quarter	March 31, 2020	-0.61%
Year-to-Date	September 30, 2021	0.32%

November 1, 2021 | SUMMARY PROSPECTUS  3

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	Since Inception	Inception Date
Return Before Taxes	2.08%	2.19%	12/10/2019
Return After Taxes on Distributions(1)	1.48%	1.57%
Return After Taxes on Distributions and Sales of Fund Shares(1)	1.23%	1.41%
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.58%	0.64%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jerome Schneider, Jelle Brons, Andrew Wittkop and Nathan Chiaverini. Mr. Schneider is a Managing Director of PIMCO. Messrs. Brons and Wittkop are Executive Vice Presidents of PIMCO. Mr. Chiaverini is a Senior Vice President of PIMCO. Messrs. Schneider, Brons, Wittkop and Chiaverini have managed the Fund since its inception in December 2019.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at https://www.pimco.com/en-us/investments/etf.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary, PIMCO or other related companies may pay the intermediary for the sale of Fund shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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